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                                                                    EXHIBIT 10.6

                             TRANSWITCH CORPORATION

                        1995 Employee Stock Purchase Plan
                          Enrollment/Authorization Form

Please complete the Employee Information and the appropriate section below.

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EMPLOYEE INFORMATION (Please print)

      Name:____________________________________________________________
                  First             Middle            Last

      Home
      Address:_________________________________________________________
                  Number            Street

      _________________________________________________________________
                  City              State             Zip

      Soc. Sec. #:_____________________________________________________


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ENROLL IN EMPLOYEE STOCK PURCHASE PLAN

                        ____  Enroll            ____  Re-Enroll

      I wish to enroll or re-enroll in the Employee Stock Purchase Plan. I have received and read a copy of the Employee Stock Purchase Plan and Prospectus. I understand that so long as I remain eligible, I will remain in the Plan until I file a new form to withdraw. In accordance with Articles 10 and 14 of the Plan, all unused payroll deductions will be refunded without interest to me upon withdrawal or termination of participation in the Plan. I hereby authorize the purchase of Common Stock on my behalf in accordance with the terms of the Plan.

      Percentage to be deducted from TOTAL PAY: ______%
      (Specify percentage not less than 1% nor more than 5% in whole numbers only)

      If you wish your Stock Purchase Plan Account to be opened as a joint account and stock to be issued to you and another individual as joint tenants with right of survivorship, print additional name:

      _________________________________________________________________
                  First             Middle            Last

      _________________________________         _______________________
      Employee Signature                        Date

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                                       -2-


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CHANGE PAYROLL DEDUCTION PERCENTAGE

      Please change my payroll deduction percentage to ___% effective as of the |_| January 1, |_| July 1 Payment Period.

      _________________________________         _______________________
      Employee Signature                        Date


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WITHDRAW FROM EMPLOYEE STOCK PURCHASE PLAN

      I wish to withdraw from the Employee Stock Purchase Plan. Please discontinue payroll deductions as of ____/____/____ or if not administratively possible, as of the following pay period. I understand that any funds accumulated during the current Payment Period will be returned to me, without interest.

      _________________________________         _______________________
      Employee Signature                        Date

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               THIS AUTHORIZATION REVOKES ALL PRIOR AUTHORIZATIONS
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